Exhibit 10.1

UNIVERSAL HOLDINGS, INC.

Cancellation Agreement

This CANCELLATION AGREEMENT (the "Agreement"), dated as of September 21, 2009, by and between Universal Holdings, Inc., a Nevada Corporation ("UVHO"), and Lenny M. Roof ("Roof") contemplates the cancellation of 2,500,000 shares of UVHO common stock (the "Common Stock") owned by Roof.

WHEREAS, Roof was an Officer and a Director of UVHO where he resigned effective September 21, 2009 and a holder of 2,500,000 shares of Common Stock (the "Roof Shares"); and

WHEREAS, UVHO intends to enter into a Unit Purchase Agreement with Michael Hlavsa, the sole member and sole unitholder of Coronado Acquisitions, LLC (the "Unit Purchase Agreement"); and

WHEREAS, in connection with the Unit Purchase Agreement, Roof has agreed to cancel the Roof Shares within 120 days from the date hereof but in no event later than all of the shares registered in the Company's Registration Statement have been sold.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1.
Cancellation of Securities. Roof hereby agrees to permit UVHO to cancel the Roof Shares within 120 days from the date hereof, but in no event later than all of the shares registered in the Company's Registration Statement have been sold, in consideration for UVHO assuming and indemnifying Roof for any and all liabilities that Roof may have incurred in performing his duties as an Officer and Director of UVHO, except for those liabilities due to his gross negligence or willful misconduct, arising from legal actions instituted within one year after the date hereof.

2.	Delivery of Roof Shares. Roof herewith delivers the certificates representing the Roof Shares to UVHO endorsed in blank with his signature Medallion Guaranteed.

3.
Representations of Roof. Roof represents and warrants to UVHO that he owns the Roof Shares, which constitutes all of the Common Stock owned by him, and has valid and marketable title thereto, free and clear of any security interests, pledges, claims, liens, encumbrances or other rights or interests of any other person, and has the absolute and unrestricted right, power, authority and capacity to permit UVHO to cancel the Roof Shares. Upon delivery of the Roof Shares to UVHO in accordance with the terms of this Agreement, Roof will transfer to UVHO valid and marketable title thereto, free and clear of any security interests, pledges, claims, liens, encumbrances or other rights or interests of any other person and UVHO will then have the unrestricted right to cancel these securities.

4.	Waiver. Roof hereby waives any and all rights and interests he has, had or may have with respect to the Roof Shares.

5.	Effective Date. This Agreement shall become effective upon the signing of this Agreement.

6.	Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the Interpretation of, this Agreement.

7.
Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

8.
Entire Agreement; Amendments. This Agreement contains the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein, neither UVHO nor Roof make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

9.	Governing Law. This Agreement shall be governed by and construed In accordance with the laws of the State of Nevada.

IN WITNESS WHEREOF, the parties hereto have executed this Cancellation Agreement as of the day and year first above written.

COMPANY: UNIVERSAL HOLDINGS, INC.

By: _____/s/ Lanny M. Roof_____
Name: Lanny M. Roof
Title:   Director and Chief Executive Officer

LANNY M. ROOF

_____/s/ Lanny M. Roof_____
Lanny M. Roof, individually

UNIVERSAL HOLDINGS, INC.

Cancellation Agreement

This CANCELLATION AGREEMENT (the "Agreement"), dated as of September 21, 2009, by and between Universal Holdings, Inc., a Nevada Corporation ("UVHO"), and Judith Lee ("Lee") contemplates the cancellation of 2,500,000 shares of UVHO common stock (the "Common Stock") owned by Lee.

WHEREAS, Lee was an Officer and a Director of UVHO where she resigned effective September 21, 2009 and a holder of 2,500,000 shares of Common Stock (the "Lee Shares"); and

WHEREAS, UVHO intends to enter into a Unit Purchase Agreement with Michael Hlavsa, the sole member and sole unitholder of Coronado Acquisitions, LLC (the "Unit Purchase Agreement"); and

WHEREAS, in connection with the Unit Purchase Agreement, Lee has agreed to cancel the Lee Shares within 120 days from the date hereof but in no event later than all of the shares registered in the Company's Registration Statement have been sold.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1.
Cancellation of Securities. Lee hereby agrees to permit UVHO to cancel the Lee Shares within 120 days from the date hereof but in no event later than all of the shares registered in the Company's Registration Statement have been sold in consideration for UVHO assuming and indemnifying Lee for any and all liabilities that Lee may have incurred in performing her duties as an Officer and Director of UVHO, except for those liabilities due to her gross negligence or willful misconduct, arising from legal actions instituted within one year after the date hereof.

2.	Delivery of Lee Shares. Lee herewith delivers the certificates representing the Lee Shares to UVHO endorsed in blank with her signature Medallion Guaranteed.

3.
Representations of Lee. Lee represents and warrants to UVHO that she owns the Lee Shares, which constitutes all of the Common Stock owned by her, and has valid and marketable title thereto, free and clear of any security interests, pledges, claims, liens, encumbrances or other rights or interests of any other person, and has the absolute and unrestricted right, power, authority and capacity to permit UVHO to cancel the Lee Shares. Upon delivery of the Lee Shares to UVHO in accordance with the terms of this Agreement, Lee will transfer to UVHO valid and marketable title thereto, free and clear of any security interests, pledges, claims, liens, encumbrances or other rights or interests of any other person and UVHO will then have the unrestricted right to cancel these securities.

4.	Waiver. Lee hereby waives any and all rights and interests she has, had or may have with respect to the Lee Shares.

5.	Effective Date. This Agreement shall become effective upon the signing of this Agreement.

6.	Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of this Agreement.

7.
Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

8.
Entire Agreement; Amendments. This Agreement contains the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein, neither UVHO nor Lee make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

9.	Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

IN WITNESS WHEREOF, the parties hereto have executed this Cancellation Agreement as of the day and year first above written.

COMPANY: UNIVERSAL HOLDINGS, INC.

By: _____/s/ Lanny M. Roof_____
Name: Lanny M. Roof
Title:   Director and Chief Executive Officer

JUDITH LEE

___/s/ Judith Lee_______
Judith Lee

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